UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The New Economy Fund®

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Special feature

Fundamental research: How your fund’s investment analysts work to uncover opportunity

„ See page 6

Annual report for the year ended November 30, 2010

The New Economy Fund seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

This fund is one of the 32 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2010 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	6.89%	2.88%	2.12%

The total annual fund operating expense ratio was 0.86% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Results for other share classes can be found on page 3.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability. These risks may be weighted in connection with investments in developing countries. Global diversification can help reduce these risks. Investing in small-capitalization stocks can involve additional risks. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

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In this report

Special feature

6	Fundamental research: How your fund’s investment analysts work to uncover opportunity

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

35	Board of trustees and other officers
[End Sidebar]

Fellow shareholders:

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During The New Economy Fund’s fiscal year, the global economy regained some balance, with confidence sparked by rising corporate profits and better consumer sentiment. Despite lingering worries that included high unemployment rates in the U.S. and other developed countries, sovereign debt crises in Europe and credit tightening in China, markets ended the fiscal year stronger.

The New Economy Fund returned 11.3% for the year ended November 30, 2010, better than the 6.0% return of the Global Service and Information Index. This unmanaged index tracks companies in the services and information sectors around the world; its results do not include expenses. The fund also surpassed the 10.0% return of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of U.S. stocks. In contrast, the fund’s results lagged the 18.3% return of the Lipper Multi-Cap Growth Funds Index, which measures 30 growth funds representing a variety of market capitalizations. Over longer time periods, The New Economy Fund has had stronger returns than these indexes, as shown in the five-year, 10-year and lifetime results in the table below.

Equity markets rallied around the world in the first part of the year on promising economic news, then suffered setbacks in late spring and summer as concerns about the financial stability of several European nations had a ripple effect. Stocks rebounded later in the year on upbeat corporate earnings and increased consumer sentiment. Ongoing uncertainty about world economic growth was a cause for much of the high volatility throughout the year. The developed world faced difficulties including crises in fiscally overburdened European countries and sluggish growth in the United States. Developing countries faced different concerns, including currency flows, inflationary pressures and higher interest rates.

The specter of a crisis prompted by sovereign debt problems in Greece, Ireland, Spain and other countries led to stock market volatility throughout the year. Several central banks renewed their commitment to accommodative policies, designed to stimulate growth by lowering interest rates or putting money into the economy. Portugal, Ireland and others were still showing signs of financial stress but toward year-end investors appeared to believe that the worst had passed in Europe. Robust corporate profits and a pickup in merger-and-acquisition activity also boosted equity markets globally.

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Results at a glance (for periods ended November 30, 2010, with all distributions reinvested)

	Total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 12/1/83)

The New Economy Fund (Class A shares)	11.34%	3.59%	2.32%	10.67%
Lipper Multi-Cap Growth Funds Index1	18.29	2.39	–0.03	9.13
Global Service and Information Index2,3	6.00	–0.26	–0.04	N/A
Standard & Poor’s 500 Composite Index3	9.96	0.99	0.81	10.24

1 The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or taxes.

2 The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
3 This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
[End Sidebar]

Signals were also positive but mixed in the U.S., where gross domestic product rose for five consecutive quarters through the third quarter of 2010; however, the growth was not sufficient to bring unemployment down. The unemployment rate lingered near 10%, the threat of inflation remained benign and interest rates were near historic lows.

Portfolio review

The New Economy Fund’s investment professionals embrace a long-term investment philosophy. The fund looks for promising companies in all sizes — small-, mid- and large-capitalization — as well as across geographic borders and industry sectors. Through fundamental analysis, they look for solid companies with strong balance sheets and the potential for solid growth. (For more details about our methods of securities analysis, see the feature “Fundamental research: How your fund’s investment analysts work to uncover opportunity” beginning on page 6.)

A main theme to the year was recovery. Many economically sensitive companies, such as airlines, railroads and other transportation, did particularly well. Retail is often one of the first areas to recover after a recession, when demand starts to pick up after a period of contraction.

Financial stocks, which had seen dramatic falls during the crisis, showed mixed results, with some companies recovering and others falling. This reflected the split between still-roiling sovereign debt issues in Europe and the fast-growing developing nations. Indeed, this sector — which makes up 17.9% of the fund — showed some of the best results and some of the worst during the year. Information technology companies made up the largest sector of the portfolio, reflecting the continued growth trends in the industry, comprising 24.3% of the fund’s net assets. Roughly 58.9% of the fund’s net assets were invested in U.S. equities, up from 54.4% when the period began. The fund had 33.3% of net assets invested in companies domiciled outside the U.S., down from the previous year’s 39.2%. This largely reflected a move away from Europe.

Looking ahead

Many U.S. companies are setting the stage for the future, now on solid financial ground, after trimming costs, strengthening balance sheets and accumulating cash reserves. As businesses become more confident, we believe they will increase their borrowing, hiring and investing. The global economy is healing and growing, although it remains fragile. It will likely continue to encounter surprises, and volatility will probably remain high for some time.

As always, we believe in taking a long-term perspective. We look past the short-term movements in market direction and view volatility as an opportunity to buy great companies at lower prices. We are optimistic about finding solid companies that have the potential to benefit from innovation, new technology and expanding markets. We are committed to our disciplined, long-term investment strategy based on fundamental research and individual stock-picking, choosing each company carefully.

Thank you for your continued confidence in our investment philosophy.

Sincerely,

/s/ Timothy D. Armour

Timothy D. Armour
Vice Chairman of the Board

/s/ Claudia P. Huntington

Claudia P. Huntington
President

January 12, 2011

For current information about the fund, visit americanfunds.com.

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Where the fund’s assets are invested (percent of net assets)

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As of November 30, 2010

United States	58.9%

Asia & Pacific Basin	14.9

Europe	14.2

Other (including Latin America)	4.2

Short-term securities & other assets less liabilities	7.8
[end pie chart]

[begin pie chart]
As of November 30, 2009

United States	54.4%

Asia & Pacific Basin	12.3

Europe	19.8

Other (including Latin America)	7.1

Short-term securities & other assets less liabilities	6.4
[end pie chart]
[End Sidebar]

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2010 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	7.52%	2.96%	2.09%
Not reflecting CDSC	12.52	3.31	2.09

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within
one year of purchase	11.53	3.30	3.04
Not reflecting CDSC	12.53	3.30	3.04

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	13.41	4.11	3.86

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	13.66	—	6.28

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	6.80	2.85	5.35
Not reflecting maximum sales charge	13.34	4.08	6.06

Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	7.40	2.84	5.51
Not reflecting CDSC	12.40	3.20	5.51

Class 529-C shares4 — first sold 2/21/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	11.40	3.21	5.59
Not reflecting CDSC	12.40	3.21	5.59

Class 529-E shares3,4 — first sold 3/15/02	12.99	3.74	5.01

Class 529-F-1 shares3,4 — first sold 10/11/02
Not reflecting annual asset-based fee charged
by sponsoring firm	13.58	4.27	11.05

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Here’s how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2010, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $145,551 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average annual increase of 10.4%. The fund’s year-by-year results appear under the chart.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2010)*

Class A shares:
	1 year	5 years	10 years

	4.95%	2.37%	1.72%
*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

[begin mountain chart]
	New Economy Fund1,3	S&P 500 with dividends reinvested3,4	Lipper Multi-Cap Growth Funds Ind3,5	Consumer Price Index (inflation)6
12/1/1983	$9,425	$10,000	$10,000	$10,000
11/30/1984	9,478	10,295	9,117	10,405
11/30/1985	13,135	13,276	11,474	10,771
11/30/1986	15,939	16,949	14,182	10,909
11/30/1987	15,082	16,154	13,143	11,403
11/30/1988	18,449	19,915	15,718	11,887
11/30/1989	25,252	26,047	21,465	12,441
11/30/1990	21,871	25,143	19,635	13,221
11/30/1991	26,395	30,246	25,951	13,617
11/30/1992	32,619	35,823	30,838	14,032
11/30/1993	42,601	39,433	34,947	14,407
11/30/1994	41,348	39,845	34,809	14,792
11/30/1995	50,949	54,560	47,089	15,178
11/30/1996	58,591	69,753	56,344	15,672
11/30/1997	71,268	89,635	67,444	15,958
11/30/1998	88,183	110,844	76,462	16,206
11/30/1999	124,962	134,002	107,933	16,630
11/30/2000	115,668	128,346	105,958	17,204
11/30/2001	95,236	112,670	80,512	17,530
11/30/2002	79,002	94,072	61,957	17,915
11/30/2003	95,764	108,259	76,078	18,231
11/30/2004	107,251	122,166	83,259	18,874
11/30/2005	122,035	132,473	93,933	19,526
11/30/2006	141,138	151,311	103,032	19,911
11/30/2007	161,965	162,985	116,323	20,768
11/30/2008	89,610	100,921	63,806	20,991
11/30/2009	130,728	126,539	89,407	21,376
11/30/2010	145,551	139,142	105,757	21,621
[end mountain chart]

Year ended
November 30	’84	’85	’86	’87	’88	’89	’90	’91

Total value
Dividends
reinvested	—	$199	140	367	315	421	565	588

Value at
year-end2	$9,478	13,135	15,939	15,082	18,449	25,252	21,871	26,395

NEF
Total return	(5.2)%	38.6	21.3	(5.4)	22.3	36.9	(13.4)	20.7

Year ended
November 30	’92	’93	’94	’95	’96	’97	’98	’99

Total value
Dividends
reinvested	327	189	307	516	578	455	421	540

Value at
year-end2	32,619	42,601	41,348	50,949	58,591	71,268	88,183	124,962

NEF
Total return	23.6	30.6	(2.9)	23.2	15.0	21.6	23.7	41.7

Year ended
November 30	’00	’01	’02	’03	’04	’05	’06	’07

Total value
Dividends
reinvested	585	—	—	—	58	394	791	1,031

Value at
year-end2	115,668	95,236	79,002	95,764	107,251	122,035	141,138	161,965

NEF
Total return	(7.4)	(17.7)	(17.0)	21.2	12.0	13.8	15.7	14.8

Year ended
November 30	’08	’09	’10

Total value
Dividends
reinvested	1,211	1,360	669

Value at
year-end2	89,610	130,728	145,551

NEF
Total return	(44.7)	45.9	11.3

Average annual total return for 27 years:10.4%1

The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3All results are calculated with dividends and capital gains reinvested.
4Standard & Poor’s 500 Composite Index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

5This index tracks 30 U.S. growth funds representing a variety of market capitalizations. Results of the Lipper Multi-Cap Growth Funds Index reflect fund expenses but do not reflect the effect of any applicable account fees, taxes or front-end sales charges. If any applicable front-end sales charges were included, results of the index would be lower.

6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

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Fundamental research:

How your fund’s investment analysts work to uncover opportunity

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At the core of The New Economy Fund’s investment philosophy is fundamental research. The New Economy Fund, as well as all others in the American Funds family, aims to invest in securities that its analysts believe will be worth more over the long term, based on their rigorous investigation of a company’s sales, earnings, assets, products and services, management team and competitive forces, among other factors. The goal is to thoroughly understand a company’s past and present to enable reasonable estimates about the future. The fund’s analysts often look for discrepancies between a stock’s price and the real worth of a business, to identify if a company could be attractive — or unattractive — as an investment for the fund. Determining a company’s worth to a precise degree in an unclear future is difficult, of course, but they look to gain advantage from thorough analysis of the financial statements and understanding of each individual company’s operations and industry framework.

We recently sat down with a few of The New Economy Fund’s investment professionals to learn more about what the concept of “fundamental research” means to them, how it differentiates the fund, and what it means for shareholders. While there are many investment styles represented by different decision-makers in the fund, fundamental research lies at the heart of its approach.

Q: What is fundamental research?

Jessica Spaly: In general, we all take a fundamental approach to investing at American Funds, which means putting together different elements to understand how things for a particular company might change over time. We’re using financial statements, along with other data points, to form a picture of what we think that company can earn over the long term. To do this involves getting to know those companies and management teams and understanding their strategies, as well as understanding the perspectives of those on the outside of a company, including suppliers, customers and regulatory influences. Fundamental research involves understanding the prospects for companies, and thus what they are worth, over a fairly long time frame.

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“I’m looking not at market sentiment or momentum, but at what I think a company is worth over the long term.”

Kristian Stromsoe
[End Pull Quote]

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[photo of Kristian Stromsoe]
Kristian Stromsoe, 13 years investment experience, covers U.S. and international small-cap companies.
[End Photo Caption]

[Begin Photo Caption]
[photo of Taylor Hinshaw]
Taylor Hinshaw, 12 years investment experience, covers financials and consumer cyclicals, as well as convertible securities.
[End Photo Caption]

Kristian Stromsoe: With fundamental research, we’re looking at an investment as if we were buying an entire company, rather than just the pieces of paper that represent the company’s stock. It is not driven by technicals, which focuses only on stock price movements. Fundamental analysis forces us to think about a company in a different way. I look deeply at the financial statements, the balance sheet in particular, to find businesses that I think are worth significantly more than what the current stock price indicates. As a small-cap value guy, I look to find strong businesses that have some predictability in their earnings and cash flows, then I wait for a short-term cloud on the horizon, some negative event that creates fear in the market and therefore drives the price down and creates an opportunity for us to buy the stock at a reasonable price. That’s how our shareholders can benefit.

Taylor Hinshaw: Exactly. An essential part of fundamental investing, no matter what industry an analyst covers, is the focus on a company as a business rather than as a stock. I work to develop an opinion of the underlying value of that business on a stand-alone basis, not compared to what the market thinks of the company at any moment. It’s an appraisal process. Fundamental investors try to buy securities that are trading below what they think is the intrinsic worth of the company.

Q: How important is it to meet with a company’s management team?

Jessica: I cover the retail industry, which doesn’t have a lot of large barriers to entry. So it’s all about management execution. I try to figure out which companies can execute well day in and day out in the stores. From my perspective, it’s as important to talk to the management teams as it is to do research in the field. For example, meeting with management could in some cases change my investment thesis for a company. It might look good on paper, looking at the financials, and I can form a hypothetical investment case that the company will do well over the next several years. Then after meeting with management, I might not feel the drivers are there — maybe they are lacking in strategy or IT system development or a distribution network — and I realize that the company may not be able to seize on the potential opportunity. So in that case, I might not make that investment although it looked interesting before.

Taylor: We always meet with management before we make any investment. It’s very important to avoid the bad actors, and often we do look for the “magic makers,” those exceptional teams that can do wonders under certain circumstances. However, I don’t rule out companies with management teams that may not be the most visionary. I follow large companies in mature industries, where there’s not a great deal of new market opportunities for even the most creative management team. I look for disciplined executives who have a focus on cost and are conservative with their capital. I like good operators who can run a solid business that generates good earnings and can deliver that year in and year out.

[Begin Photo Caption]
[photo of Jessica Spaly]
Jessica Spaly, 12 years investment experience, covers U.S. retail industry.
[End Photo Caption]

[photo of two orange flowers among green leaves]
Kristian: I want to be close to managements but I don’t want to be too close either. I analyze small-capitalization companies across a broad range of industries and often these management teams are compelling and dynamic. I definitely want to hear what the companies have to say but I would not invest in a company solely because I like the management team. Because my focus is on truly understanding the business, I start by reading annual reports and filings, and the management team can fill in more details about the mechanics of the business; for example, why they can or can’t increase prices, or what they think is driving the business. I place more emphasis on what customers and suppliers and competitors are saying than what management is saying.

Q: What are the metrics you use to determine a company’s real value?

Jessica: There are different metrics that are important across industries and companies. The popular P/E ratio, price to earnings, can be useful sometimes but can be misleading; if a company for a short period of time sees reduced earnings, it could have a high P/E ratio but that doesn’t mean it’s overvalued. In the retail industry, I drill down deeply on many metrics, which can show the fundamental attractiveness and direction of the business over time: sales per square foot, incremental returns on capital, operating margins, asset turns. There are fundamental metrics about the profitability and health of the business, and then there are valuation metrics that tell you what you’re paying for it, and they are both very important to analyze.

[Begin Pull Quote]
“Fundamental investors try to buy securities that are trading below what they think is the intrinsic worth of the company.”

Taylor Hinshaw
[End Pull Quote]

[photo of a field of lavender]
[Begin Pull Quote]
“We’re using financial statements, along with other data points, to form a picture of what we think that company can earn over the long term.”

Jessica Spaly
[End Pull Quote]

Taylor: It’s important to take a holistic view of company valuation that looks at more than the P/E ratio. I always start with the balance sheet, to find out how much capital is tied up in the business, what are the hidden assets and liabilities, what’s the liquidation value. If you can understand the balance sheet extraordinarily well, then you have a solid grounding to figure out what the business is going to earn in a wide variety of economic and cyclical environments. I think that using the P/E ratio in isolation could lead to terrible investment mistakes.

Kristian: I generally look at the sustainable free cash flow — after costs, after taxes, after everything the business needs to pay out — that a company can generate, now and in the past. Then I try to determine what it could generate for several years in the future. And then I figure out how much I would be willing to pay for that future cash flow. Ideally, I’d like to pay a price that has a significant discount to what I believe is the real value, in order to have a margin of safety.

Jessica: The fact is that at American Funds, no one is telling us what metrics to use. We get to use our judgment and tailor our approach to the company or to the questions at hand, which I think is the best way to get to the right answer.

Q: Do the benefits of fundamental investing become more apparent over the long term?

Kristian: Yes, absolutely. I am not trying to predict where a company’s stock price will be in a few months, but by deeply analyzing the company, I am trying to figure out what that company will look like five years in the future. I’m looking not at market sentiment or momentum, but at what I think a company is worth over the long term.

Taylor: Everything we do here is anchored in the long-term view. When you look at the long-term issues instead of the daily fluctuations, the questions you ask are different. This can make a significant difference over time in both the absolute level of returns and the volatility of returns, when generated by a fundamental-based investment strategy versus a technical- or momentum-based one.

Jessica: One of the advantages we have here is the fairly long investment horizon. The markets frequently overreact to short-term data points. Thus many of our opportunities arise from being able to look past whatever short-term issue is concerning the market, whether it’s positive or negative, and choose to either buy or sell on a longer term perspective than the market may be focused on at that moment. That perspective gives us the framework to build superior results for shareholders over time. We can wait and watch for the opportunities.

[Begin Sidebar]
The multiple portfolio counselor system

The multiple portfolio counselor system, an innovative combination of collaboration and independence among the fund’s managers, began more than 50 years ago. Instead of one portfolio manager making all the decisions for an entire fund, there are five counselors in charge of The New Economy Fund. However, this does not mean it is managed by a committee or team — each manager has sole responsibility for a slice of the fund’s assets. Each manages his or her portion independently, as if it were an entire fund, within the parameters of the fund’s overall objectives and guidelines. Another portion is managed collectively by the investment analysts on the fund, who invest only within their area of research coverage.

The fund uses this strategy to take advantage of the best of cooperation and of individual accountability. The basic concept is simple: Over the long term, the combined — yet independent — ideas of several experienced portfolio counselors and dozens of analysts are better than those of one manager or team that makes decisions based on the committee method. Portfolio counselors have the ability to pursue investment ideas and to act without having to gain consensus; this system differentiates American Funds from its competitors. The portfolio counselors and analysts have every incentive to work together.

The benefits of the multiple portfolio counselor system are that it gives the fund’s portfolio counselors the freedom to make independent decisions and capitalize on their strongest investment convictions. It adds depth and candor to debates about valuation and investment. It has smoothed the results of the fund overall, and it brings together many points of view honed by fundamental research.

The New Economy Fund’s portfolio counselors

The New Economy Fund currently has five portfolio counselors who bring together a combined 148 years of investment experience. Here are the specific years* of experience with American Funds for these primary decision-makers:

Gordon Crawford	40 years
Claudia P. Huntington	38 years
Mark E. Denning	29 years
Tim Armour	28 years
Harold La	13 years

*As of February 2011
[End Sidebar]

Summary investment portfolio  November 30, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)

Information technology	24.30%
Financials	17.92%
Consumer discretionary	12.87%
Health care	11.53%
Industrials	11.18%
Other industries	13.65%
Other securities	0.74%
Short-term & other assets less liabilities	7.81%
[end pie chart]

United States	58.9%
Euro zone*	6.0
United Kingdom	4.5
China	4.0
Hong Kong	3.5
Brazil	2.5
Switzerland	2.0
India	1.9
Mexico	1.4
Malaysia	1.4
Other countries	6.1
Short-term securities & other assets less liabilities	7.8

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Finland, France, Germany, Greece, Ireland, Italy and Spain.

			Percent
		Value	of net
Common stocks - 91.45%	Shares	(000)	assets

Information technology - 24.30%
Google Inc., Class A (1)	411,900	$228,897	3.15%
One of the most frequently used website search engines in the world.
Apple Inc. (1)	553,400	172,190	2.37
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.
QUALCOMM Inc.	2,780,000	129,937	1.79
Develops and licenses technologies for digital wireless communications products.
Oracle Corp.	4,668,000	126,223	1.73
Major supplier of database management software. Also develops business applications and provides consulting and support.
NetEase.com, Inc. (ADR) (1)	2,558,000	97,664	1.34
Operates an online community in China.
eBay Inc. (1)	2,900,000	84,477	1.16
Online Internet auction company that serves as a marketplace for buyers and sellers of merchandise.
Corning Inc.	4,089,900	72,228	.99
Leading manufacturer of optical fiber, ceramics and high-performance glass used in industrial and scientific products.
Rovi Corp. (1)	1,256,000	69,294	.95
Technology solutions provider for digital entertainment devices and services.
Microsoft Corp.	2,690,000	67,815	.93
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Avago Technologies Ltd. (1)	2,397,400	62,596	.86
Manufacturer of analog interface components and subsystems for communications, industrial and consumer applications.
Yahoo! Inc. (1)	3,025,000	47,704	.66
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.
Accenture PLC, Class A	1,090,000	47,219	.65
Management consulting, technology services and outsourcing company.
Other securities		561,935	7.72
		1,768,179	24.30

Financials - 17.92%
HDFC Bank Ltd.	1,675,000	83,427	1.15
Provides financial services and a wide array of commercial, transactional and electronic banking products.
Banco Bradesco SA, preferred nominative	3,976,500	77,856	1.07
One of the largest private banks in Brazil.
Industrial and Commercial Bank of China Ltd., Class H	100,000,000	77,784	1.07
A state-owned commercial bank in China and one of the world's largest banks.
Citigroup Inc. (1)	14,665,000	61,593	.85
One of the leading diversified financial services companies in the world.
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,556,292	59,638	.82
One of Brazil's leading private commercial banks.
Société Générale	1,279,953	59,322	.81
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.
JPMorgan Chase & Co.	1,525,000	57,004	.78
Leading global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
Aberdeen Asset Management PLC	19,370,000	53,931	.74
Global investment management company.
AIA Group Ltd. (1)	17,826,400	51,539	.71
Life insurance and financial services provider in the Asia-Pacific region.
Moody's Corp.	1,819,200	48,809	.67
Publishes credit ratings and research on fixed-income securities and commmercial and government entities.
Bank of America Corp.	3,475,000	38,051	.52
One of the world's largest commercial banks.
Other securities		635,159	8.73
		1,304,113	17.92

Consumer discretionary - 12.87%
Galaxy Entertainment Group Ltd. (1)	75,770,000	76,989	1.06
Operator of gaming and entertainment facilities in Macau and a manufacturer of construction materials.
DIRECTV, Class A (1)	1,800,000	74,754	1.03
Digital television services provider in the United States, Latin America and the Caribbean.
News Corp., Class A	5,302,815	72,330	.99
A leading global media conglomerate with businesses ranging from movies and television to operation of satellite TV platforms.
Li & Fung Ltd.	11,000,000	68,563	.94
Major consumer products global sourcing and logistics service provider.
Walt Disney Co.	1,500,000	54,765	.75
One of the world's largest entertainment companies with operations that include theme parks, movies, TV (ABC), cable TV networks (ESPN), music and merchandising.
Comcast Corp., Class A	2,315,000	46,300	.64
The largest cable TV and home Internet service provider in the U.S.
Staples, Inc.	2,100,000	46,221	.64
Among the leaders in sales of office supplies and equipment.
Other securities		496,332	6.82
		936,254	12.87

Health care - 11.53%
Biogen Idec Inc. (1)	1,412,400	90,351	1.24
A leader in developing therapies to treat multiple sclerosis and cancer.
Alere Inc. (1)	2,531,500	80,780	1.11
Manufacturer of consumer and professional medical diagnostic products focused on cardiology, women's health and infectious diseases.
Fresenius SE	765,000	65,548	.90
Health care company based in Germany, specializing in dialysis, hospitals and outpatient medical care.
Novartis AG	1,100,000	58,362	.80
One of the world's largest pharmaceutical companies.
St. Jude Medical, Inc. (1)	1,375,000	53,199	.73
Manufactures mechanical heart valves, pacemakers and other devices to treat cardiovascular diseases.
Emergency Medical Services Corp., Class A (1)	938,200	46,478	.64
Provider of emergency medical services and facility-based outsourced physician services.
Other securities		444,201	6.11
		838,919	11.53

Industrials - 11.18%
Ryanair Holdings PLC (ADR)	5,224,700	159,510	2.19
European discount airline serving Continental Europe, Ireland and the United Kingdom.
Union Pacific Corp.	1,192,635	107,468	1.48
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
AirAsia Bhd. (1)	122,784,000	102,724	1.41
Low-fare airline based in Malaysia.
easyJet PLC (1)	8,267,000	55,023	.76
Low-fare airline serving Europe and a few locations in North Africa and the Middle East.
MSC Industrial Direct Co., Inc., Class A	880,000	52,923	.73
Distributor of industrial maintenance and repair products.
Other securities		335,614	4.61
		813,262	11.18

Telecommunication services - 4.82%
América Móvil, SAB de CV, Series L (ADR)	1,825,600	103,073	1.42
Latin America's largest cellular communications provider.
Millicom International Cellular SA	578,269	50,182	.69
Provider of prepaid cellular telephone service to customers in Latin America, Africa and Asia.
PT XL Axiata Tbk (1)	74,338,000	46,081	.63
Indonesia-based mobile telecommunications services provider.
Other securities		151,658	2.08
		350,994	4.82

Energy - 2.36%
Schlumberger Ltd.	1,152,400	89,127	1.22
A leading provider of services and technology to the petroleum industry.
Other securities		82,971	1.14
		172,098	2.36

Other - 1.82%
Other securities		132,601	1.82

Miscellaneous - 4.65%
Other common stocks in initial period of acquisition		338,644	4.65

Total common stocks (cost: $5,551,415,000)		6,655,064	91.45

			Percent
		Value	of net
Preferred stocks - 0.05%		(000)	assets

Miscellaneous - 0.05%
Other preferred stocks in initial period of acquisition		3,984	.05

Total preferred stocks (cost: $4,000,000)		3,984	.05

			Percent
		Value	of net
Rights - 0.05%		(000)	assets

Miscellaneous - 0.05%
Other rights in initial period of acquisition		3,377	.05

Total rights (cost: $0)		3,377	.05

			Percent
		Value	of net
Convertible securities - 0.64%		(000)	assets

Other - 0.55%
Other securities		40,375	.55

Miscellaneous - 0.09%
Other convertible securities in initial period of acquisition		6,342	.09

Total convertible securities (cost: $39,015,000)		46,717	.64

	Principal		Percent
	amount	Value	of net
Short-term securities - 8.03%	(000)	(000)	assets

U.S. Treasury Bills 0.145%-0.185% due 12/2/2010-5/19/2011	$95,800	95,746	1.31
Jupiter Securitization Co., LLC 0.24%-0.26% due 12/8/2010-2/8/2011 (2)	92,300	92,279	1.27
Freddie Mac 0.175%-0.18% due 12/2/2010-3/15/2011	85,600	85,565	1.18
Coca-Cola Co. 0.22% due 12/1-12/10/2010 (2)	67,400	67,399	.93
Straight-A Funding LLC 0.21%-0.25% due 12/16/2010-1/4/2011 (2)	59,000	58,988	.81
Federal Home Loan Bank 0.185% due 1/21/2011	50,000	49,989	.69
Bank of America Corp. 0.22%-0.25% due 12/1-12/30/2010	36,050	36,043	.49
Other securities		98,385	1.35

Total short-term securities (cost: $584,399,000)		584,394	8.03

Total investment securities (cost: $6,178,829,000)		7,293,536	100.22
Other assets less liabilities		(15,915)	(.22)

Net assets		$7,277,621	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $6,470,000, which represented .09% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

"Miscellaneous" and "Other securities" include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $8,211,000, which represented .11% of the net assets of the fund.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 11/30/2010 (000)
Exponent, Inc. (1) (3)	100,123	662,392	-	762,515	$-	$26,627
Acxiom Corp. (1) (4)	4,650,000	-	4,397,590	252,410	-	-
					$-	$26,627

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $289,587,000, which represented 3.98% of the net assets of the fund.

(3) This security was an unaffiliated issuer in its initial period of acquisition at 11/30/2009; it was not publicly disclosed.
(4) Unaffiliated issuer at 11/30/2010.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $6,158,286)	$7,266,909
Affiliated issuer (cost: $20,543)	26,627	$7,293,536
Cash denominated in currencies other than U.S. dollars (cost: $83)		83
Cash		51
Receivables for:
Sales of investments	14,345
Sales of fund's shares	4,284
Dividends and interest	11,362	29,991
		7,323,661
Liabilities:
Payables for:
Purchases of investments	28,443
Repurchases of fund's shares	7,114
Investment advisory services	2,503
Services provided by related parties	4,712
Trustees' deferred compensation	1,476
Non-U.S. taxes	985
Other	807	46,040
Net assets at November 30, 2010		$7,277,621

Net assets consist of:
Capital paid in on shares of beneficial interest		$6,645,728
Undistributed net investment income		48,121
Accumulated net realized loss		(529,995)
Net unrealized appreciation		1,113,767
Net assets at November 30, 2010		$7,277,621

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (301,420 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$5,760,316	237,801	$24.22
Class B	90,309	3,902	23.14
Class C	187,943	8,206	22.90
Class F-1	166,636	6,876	24.23
Class F-2	63,345	2,610	24.27
Class 529-A	135,175	5,609	24.10
Class 529-B	12,865	553	23.27
Class 529-C	43,916	1,890	23.24
Class 529-E	7,194	302	23.85
Class 529-F-1	7,047	292	24.09
Class R-1	21,823	933	23.39
Class R-2	117,407	5,002	23.47
Class R-3	149,522	6,265	23.87
Class R-4	110,842	4,597	24.11
Class R-5	133,378	5,480	24.34
Class R-6	269,903	11,102	24.31

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $6,646)	$110,236
Interest	6,972	$117,208

Fees and expenses*:
Investment advisory services	29,207
Distribution services	19,032
Transfer agent services	10,067
Administrative services	2,450
Reports to shareholders	621
Registration statement and prospectus	453
Trustees' compensation	768
Auditing and legal	154
Custodian	943
State and local taxes	88
Other	581	64,364
Net investment income		52,844

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $1,170; also includes $38,694 net gain from affiliate)	335,845
Currency transactions	(2,006)	333,839
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $985)	358,245
Currency translations	(35)	358,210
Net realized gain and unrealized appreciation on investments and currency		692,049
Net increase in net assets resulting from operations		$744,893

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended November 30
	2010	2009
Operations:
Net investment income	$52,844	$36,821
Net realized gain (loss) on investments and currency transactions	333,839	(590,658)
Net unrealized appreciation on investments and currency translations	358,210	2,746,759
Net increase in net assets resulting from operations	744,893	2,192,922

Dividends paid to shareholders from net investment income	(35,024)	(71,535)

Net capital share transactions	(531,799)	(132,994)

Total increase in net assets	178,070	1,988,393

Net assets:
Beginning of year	7,099,551	5,111,158
End of year (including undistributed net investment income: $48,121 and $33,511, respectively)	$7,277,621	$7,099,551

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. Current income is a secondary consideration. In 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2011; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Information technology	$1,768,179	$-	$-	$1,768,179
Financials	1,304,113	-	-	1,304,113
Consumer discretionary	929,784	-	6,470	936,254
Health care	838,919	-	-	838,919
Industrials	813,262	-	-	813,262
Telecommunication services	350,994	-	-	350,994
Energy	172,098	-	-	172,098
Other	132,601	-	-	132,601
Miscellaneous	338,381	-	263	338,644
Preferred stocks	3,984	-	-	3,984
Rights	1,899	1,478	-	3,377
Convertible securities	6,342	40,375	-	46,717
Short-term securities	-	584,394	-	584,394
Total	$6,660,556	$626,247	$6,733	$7,293,536

	Beginning value at 12/1/2009	Net unrealized appreciation*	Ending value at 11/30/2010
Investment securities	$5,232	$1,501	$6,733

Net unrealized appreciation during the period on Level 3 investment securities held at November 30, 2010 (dollars in thousands)*:			$1,501

*Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund. The fund may be subject to additional risks because it invests in a more limited group of sectors and industries than the broad market.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets. Because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results.  This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006, by state tax authorities for tax years before 2005 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; deferred expenses; net capital losses; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2010, the fund reclassified $3,176,000 from undistributed net investment income to accumulated net realized loss and $34,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$49,783
Post-October currency loss deferrals (realized during the period November 1, 2010, through November 30, 2010)*	(236)
Capital loss carryforward expiring 2017†	(508,680)
Post-October capital loss deferrals (realized during the period November 1, 2010, through November 30, 2010)*	(21,320)
Gross unrealized appreciation on investment securities	1,411,257
Gross unrealized depreciation on investment securities	(296,495)
Net unrealized appreciation on investment securities	1,114,762
Cost of investment securities	6,178,774
*These deferrals are considered incurred in the subsequent year.
†Reflects the utilization of capital loss carryforwards of $356,110,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Ordinary income distributions paid to shareholders from net investment income were as follows (dollars in thousands):

	Year ended November 30
Share class	2010	2009
Class A	$29,212	$63,512
Class B	-	172
Class C	65	496
Class F-1	1,162	791
Class F-2	470	49
Class 529-A	584	1,067
Class 529-B	-	33
Class 529-C	-	89
Class 529-E	18	43
Class 529-F-1	44	50
Class R-1	22	43
Class R-2	-	260
Class R-3	456	879
Class R-4	516	813
Class R-5	1,336	3,238
Class R-6*	1,139	-
Total	$35,024	$71,535

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. For the year ended November 30, 2010, the investment advisory services fee was $29,207,000, which was equivalent to an annualized rate of 0.411% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended November 30, 2010, were as follows (dollars in thousands):

Share class			Administrative services
	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$12,966	$9,886	Not applicable	Not applicable	Not applicable
Class B	1,011	181	Not applicable	Not applicable	Not applicable
Class C	1,846	Included in administrative services	$278	$61	Not applicable
Class F-1	435		261	25	Not applicable
Class F-2	Not applicable		74	4	Not applicable
Class 529-A	234		154	29	$121
Class 529-B	135		18	6	14
Class 529-C	399		51	16	40
Class 529-E	32		8	1	6
Class 529-F-1	-		8	2	7
Class R-1	194		25	8	Not applicable
Class R-2	843		168	352	Not applicable
Class R-3	692		196	112	Not applicable
Class R-4	245		146	9	Not applicable
Class R-5	Not applicable		140	4	Not applicable
Class R-6	Not applicable		105	1	Not applicable
Total	$19,032	$10,067	$1,632	$630	$188

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $768,000, shown on the accompanying financial statements, includes $571,000 in current fees (either paid in cash or deferred) and a net increase of $197,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2010
Class A	$520,542	22,886	$27,842	1,229	$(1,088,426)	(48,430)	$(540,042)	(24,315)
Class B	6,537	299	-	-	(42,670)	(1,972)	(36,133)	(1,673)
Class C	39,367	1,820	62	3	(50,578)	(2,374)	(11,149)	(551)
Class F-1	70,124	3,093	963	42	(106,202)	(4,789)	(35,115)	(1,654)
Class F-2	29,736	1,321	373	17	(26,252)	(1,174)	3,857	164
Class 529-A	24,867	1,101	584	26	(12,687)	(565)	12,764	562
Class 529-B	852	39	-	-	(3,450)	(158)	(2,598)	(119)
Class 529-C	9,008	411	-	-	(5,388)	(248)	3,620	163
Class 529-E	1,409	62	18	1	(807)	(36)	620	27
Class 529-F-1	1,752	78	44	2	(1,464)	(66)	332	14
Class R-1	9,410	428	22	1	(5,362)	(248)	4,070	181
Class R-2	35,717	1,619	-	-	(37,073)	(1,690)	(1,356)	(71)
Class R-3	62,042	2,775	456	20	(53,517)	(2,411)	8,981	384
Class R-4	47,601	2,102	516	23	(32,598)	(1,437)	15,519	688
Class R-5	34,077	1,508	1,334	59	(78,946)	(3,586)	(43,535)	(2,019)
Class R-6	124,878	5,665	1,139	50	(37,651)	(1,663)	88,366	4,052
Total net increase
(decrease)	$1,017,919	45,207	$33,353	1,473	$(1,583,071)	(70,847)	$(531,799)	(24,167)

Year ended November 30, 2009
Class A	$731,159	40,531	$60,575	4,001	$(1,045,409)	(60,724)	$(253,675)	(16,192)
Class B	18,436	1,075	167	11	(40,314)	(2,412)	(21,711)	(1,326)
Class C	57,146	3,267	478	33	(39,225)	(2,428)	18,399	872
Class F-1	106,969	5,619	688	45	(155,000)	(9,610)	(47,343)	(3,946)
Class F-2	50,580	2,614	39	3	(6,165)	(329)	44,454	2,288
Class 529-A	19,211	1,052	1,067	71	(10,441)	(596)	9,837	527
Class 529-B	1,367	78	33	2	(1,182)	(68)	218	12
Class 529-C	7,561	421	89	6	(4,500)	(265)	3,150	162
Class 529-E	1,260	71	43	3	(794)	(47)	509	27
Class 529-F-1	2,606	141	49	3	(702)	(41)	1,953	103
Class R-1	5,237	290	43	3	(3,297)	(197)	1,983	96
Class R-2	32,254	1,873	260	17	(24,662)	(1,422)	7,852	468
Class R-3	46,623	2,561	879	59	(34,068)	(1,913)	13,434	707
Class R-4	31,805	1,797	813	54	(21,230)	(1,202)	11,388	649
Class R-5	91,779	5,217	3,166	209	(144,473)	(8,199)	(49,528)	(2,773)
Class R-6(†)	129,948	7,242	-	-	(3,862)	(192)	126,086	7,050
Total net increase
(decrease)	$1,333,941	73,849	$68,389	4,520	$(1,535,324)	(89,645)	$(132,994)	(11,276)

(*)Includes exchanges between share classes of the fund.
(†)Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,760,466,000 and $3,378,986,000, respectively, during the year ended November 30, 2010.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income (loss) to average net assets(4)
Class A:
Year ended 11/30/2010	$21.87	$.18	$2.28	$2.46	$(.11)	$-	$(.11)	$24.22	11.34%	$5,760	.86%	.86%	.78%
Year ended 11/30/2009	15.22	.12	6.76	6.88	(.23)	-	(.23)	21.87	45.88	5,733	.95	.94	.67
Year ended 11/30/2008	30.09	.29	(12.57)	(12.28)	(.23)	(2.36)	(2.59)	15.22	(44.67)	4,237	.83	.79	1.24
Year ended 11/30/2007	26.41	.25	3.62	3.87	(.19)	-	(.19)	30.09	14.75	8,394	.80	.76	.87
Year ended 11/30/2006	22.98	.20	3.38	3.58	(.15)	-	(.15)	26.41	15.65	7,654	.82	.78	.83
Class B:
Year ended 11/30/2010	20.95	- (5)	2.19	2.19	-	-	-	23.14	10.45	90	1.64	1.64	- (6)
Year ended 11/30/2009	14.50	(.02)	6.50	6.48	(.03)	-	(.03)	20.95	44.73	117	1.72	1.71	(.09)
Year ended 11/30/2008	28.80	.10	(12.00)	(11.90)	(.04)	(2.36)	(2.40)	14.50	(45.08)	100	1.60	1.56	.47
Year ended 11/30/2007	25.30	.03	3.48	3.51	(.01)	-	(.01)	28.80	13.89	234	1.56	1.52	.11
Year ended 11/30/2006	22.05	.01	3.24	3.25	-	-	-	25.30	14.74	207	1.59	1.55	.06
Class C:
Year ended 11/30/2010	20.75	- (5)	2.16	2.16	(.01)	-	(.01)	22.90	10.45	188	1.64	1.64	.01
Year ended 11/30/2009	14.39	(.02)	6.44	6.42	(.06)	-	(.06)	20.75	44.81	182	1.69	1.68	(.09)
Year ended 11/30/2008	28.63	.10	(11.91)	(11.81)	(.07)	(2.36)	(2.43)	14.39	(45.09)	113	1.62	1.58	.46
Year ended 11/30/2007	25.18	.02	3.46	3.48	(.03)	-	(.03)	28.63	13.84	215	1.61	1.57	.06
Year ended 11/30/2006	21.96	- (5)	3.23	3.23	(.01)	-	(.01)	25.18	14.70	136	1.64	1.60	.01
Class F-1:
Year ended 11/30/2010	21.90	.18	2.28	2.46	(.13)	-	(.13)	24.23	11.32	167	.86	.86	.77
Year ended 11/30/2009	15.11	.12	6.77	6.89	(.10)	-	(.10)	21.90	45.93	187	.91	.91	.66
Year ended 11/30/2008	29.91	.28	(12.48)	(12.20)	(.24)	(2.36)	(2.60)	15.11	(44.68)	188	.85	.81	1.22
Year ended 11/30/2007	26.28	.25	3.60	3.85	(.22)	-	(.22)	29.91	14.76	515	.80	.76	.88
Year ended 11/30/2006	22.88	.19	3.37	3.56	(.16)	-	(.16)	26.28	15.63	248	.83	.79	.81
Class F-2:
Year ended 11/30/2010	21.93	.24	2.29	2.53	(.19)	-	(.19)	24.27	11.63	63	.59	.59	1.06
Year ended 11/30/2009	15.24	.14	6.81	6.95	(.26)	-	(.26)	21.93	46.33	54	.62	.61	.69
Period from 8/1/2008 to 11/30/2008	22.62	.07	(7.45)	(7.38)	-	-	-	15.24	(32.63)	2	.21	.19	.37
Class 529-A:
Year ended 11/30/2010	21.77	.17	2.27	2.44	(.11)	-	(.11)	24.10	11.27	135	.91	.91	.75
Year ended 11/30/2009	15.16	.12	6.72	6.84	(.23)	-	(.23)	21.77	45.84	110	.97	.97	.64
Year ended 11/30/2008	29.98	.28	(12.52)	(12.24)	(.22)	(2.36)	(2.58)	15.16	(44.68)	69	.87	.83	1.22
Year ended 11/30/2007	26.34	.23	3.61	3.84	(.20)	-	(.20)	29.98	14.66	109	.86	.82	.81
Year ended 11/30/2006	22.93	.19	3.37	3.56	(.15)	-	(.15)	26.34	15.61	75	.85	.81	.80
Class 529-B:
Year ended 11/30/2010	21.09	(.02)	2.20	2.18	-	-	-	23.27	10.34	13	1.74	1.74	(.10)
Year ended 11/30/2009	14.63	(.03)	6.54	6.51	(.05)	-	(.05)	21.09	44.65	14	1.80	1.80	(.18)
Year ended 11/30/2008	29.05	.08	(12.12)	(12.04)	(.02)	(2.36)	(2.38)	14.63	(45.14)	10	1.71	1.66	.38
Year ended 11/30/2007	25.54	(.01)	3.52	3.51	- (5)	-	- (5)	29.05	13.75	17	1.69	1.65	(.02)
Year ended 11/30/2006	22.28	(.02)	3.28	3.26	-	-	-	25.54	14.63	13	1.72	1.68	(.07)
Class 529-C:
Year ended 11/30/2010	21.06	(.01)	2.19	2.18	-	-	-	23.24	10.35	44	1.72	1.72	(.07)
Year ended 11/30/2009	14.62	(.03)	6.53	6.50	(.06)	-	(.06)	21.06	44.71	36	1.79	1.79	(.18)
Year ended 11/30/2008	29.04	.09	(12.10)	(12.01)	(.05)	(2.36)	(2.41)	14.62	(45.15)	23	1.70	1.66	.39
Year ended 11/30/2007	25.55	- (5)	3.51	3.51	(.02)	-	(.02)	29.04	13.77	36	1.68	1.64	(.02)
Year ended 11/30/2006	22.30	(.01)	3.26	3.25	-	-	-	25.55	14.57	24	1.71	1.67	(.06)
Class 529-E:
Year ended 11/30/2010	21.57	.10	2.24	2.34	(.06)	-	(.06)	23.85	10.93	7	1.21	1.21	.44
Year ended 11/30/2009	15.01	.06	6.67	6.73	(.17)	-	(.17)	21.57	45.45	6	1.28	1.27	.34
Year ended 11/30/2008	29.71	.20	(12.39)	(12.19)	(.15)	(2.36)	(2.51)	15.01	(44.86)	4	1.19	1.15	.90
Year ended 11/30/2007	26.11	.14	3.58	3.72	(.12)	-	(.12)	29.71	14.32	6	1.17	1.13	.50
Year ended 11/30/2006	22.75	.11	3.34	3.45	(.09)	-	(.09)	26.11	15.22	4	1.18	1.14	.47

Class 529-F-1:
Year ended 11/30/2010	$21.77	$.21	$2.27	$2.48	$(.16)	$-	$(.16)	$24.09	11.47%	$7	.71%	.71%	.94%
Year ended 11/30/2009	15.17	.15	6.73	6.88	(.28)	-	(.28)	21.77	46.18	6	.78	.77	.79
Year ended 11/30/2008	30.00	.32	(12.52)	(12.20)	(.27)	(2.36)	(2.63)	15.17	(44.58)	3	.69	.65	1.41
Year ended 11/30/2007	26.34	.28	3.62	3.90	(.24)	-	(.24)	30.00	14.92	3	.67	.63	.99
Year ended 11/30/2006	22.92	.23	3.36	3.59	(.17)	-	(.17)	26.34	15.77	2	.68	.64	.97
Class R-1:
Year ended 11/30/2010	21.20	.01	2.21	2.22	(.03)	-	(.03)	23.39	10.46	22	1.62	1.62	.03
Year ended 11/30/2009	14.71	(.01)	6.57	6.56	(.07)	-	(.07)	21.20	44.78	16	1.68	1.68	(.08)
Year ended 11/30/2008	29.22	.11	(12.18)	(12.07)	(.08)	(2.36)	(2.44)	14.71	(45.08)	10	1.61	1.57	.50
Year ended 11/30/2007	25.74	.01	3.54	3.55	(.07)	-	(.07)	29.22	13.84	15	1.61	1.57	.04
Year ended 11/30/2006	22.47	- (5)	3.30	3.30	(.03)	-	(.03)	25.74	14.72	8	1.64	1.58	.01
Class R-2:
Year ended 11/30/2010	21.26	- (5)	2.21	2.21	-	-	-	23.47	10.40	118	1.67	1.67	(.01)
Year ended 11/30/2009	14.76	(.03)	6.59	6.56	(.06)	-	(.06)	21.26	44.58	108	1.81	1.80	(.19)
Year ended 11/30/2008	29.30	.08	(12.22)	(12.14)	(.04)	(2.36)	(2.40)	14.76	(45.13)	68	1.72	1.68	.37
Year ended 11/30/2007	25.77	.02	3.54	3.56	(.03)	-	(.03)	29.30	13.83	113	1.67	1.56	.07
Year ended 11/30/2006	22.47	.01	3.30	3.31	(.01)	-	(.01)	25.77	14.74	85	1.81	1.58	.04
Class R-3:
Year ended 11/30/2010	21.58	.11	2.25	2.36	(.07)	-	(.07)	23.87	10.98	150	1.18	1.18	.47
Year ended 11/30/2009	15.01	.07	6.67	6.74	(.17)	-	(.17)	21.58	45.39	127	1.25	1.24	.36
Year ended 11/30/2008	29.72	.21	(12.40)	(12.19)	(.16)	(2.36)	(2.52)	15.01	(44.83)	78	1.17	1.13	.93
Year ended 11/30/2007	26.11	.14	3.59	3.73	(.12)	-	(.12)	29.72	14.34	123	1.17	1.13	.50
Year ended 11/30/2006	22.75	.10	3.34	3.44	(.08)	-	(.08)	26.11	15.18	76	1.22	1.18	.44
Class R-4:
Year ended 11/30/2010	21.79	.18	2.27	2.45	(.13)	-	(.13)	24.11	11.28	111	.86	.86	.79
Year ended 11/30/2009	15.17	.13	6.73	6.86	(.24)	-	(.24)	21.79	45.97	85	.90	.90	.71
Year ended 11/30/2008	30.01	.28	(12.52)	(12.24)	(.24)	(2.36)	(2.60)	15.17	(44.67)	49	.84	.80	1.25
Year ended 11/30/2007	26.34	.24	3.62	3.86	(.19)	-	(.19)	30.01	14.74	73	.83	.79	.83
Year ended 11/30/2006	22.94	.19	3.37	3.56	(.16)	-	(.16)	26.34	15.61	40	.86	.82	.79
Class R-5:
Year ended 11/30/2010	21.97	.24	2.31	2.55	(.18)	-	(.18)	24.34	11.65	133	.56	.56	1.08
Year ended 11/30/2009	15.31	.17	6.80	6.97	(.31)	-	(.31)	21.97	46.45	165	.59	.59	.99
Year ended 11/30/2008	30.24	.36	(12.63)	(12.27)	(.30)	(2.36)	(2.66)	15.31	(44.50)	157	.53	.49	1.58
Year ended 11/30/2007	26.54	.32	3.64	3.96	(.26)	-	(.26)	30.24	15.06	181	.54	.50	1.12
Year ended 11/30/2006	23.10	.27	3.38	3.65	(.21)	-	(.21)	26.54	15.94	109	.55	.51	1.10
Class R-6:
Year ended 11/30/2010	21.92	.27	2.28	2.55	(.16)	-	(.16)	24.31	11.68	270	.51	.51	1.17
Period from 5/1/2009 to 11/30/2009	17.22	.13	4.57	4.70	-	-	-	21.92	27.29	154	.54 (7)	.54 (7)	1.06 (7)

	Year ended November 30
	2010	2009	2008	2007	2006
Portfolio turnover rate for all share classes	47%	51%	52%	40%	41%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Amount less than $.01.
(6)Amount less than .01%.
(7)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Economy Fund (the “Fund”) at November 30, 2010, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at November 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of November 30, 2009 and for the year then ended, including financial highlights for each of the periods in the four years then ended, were audited by other auditors whose report dated January 13, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Los Angeles, California
January 12, 2011

Expense example
                 unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010, through November 30, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 6/1/2010	Ending account value 11/30/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,134.88	$4.60	.86%
Class A -- assumed 5% return	1,000.00	1,020.76	4.36	.86
Class B -- actual return	1,000.00	1,129.88	8.70	1.63
Class B -- assumed 5% return	1,000.00	1,016.90	8.24	1.63
Class C -- actual return	1,000.00	1,130.24	8.76	1.64
Class C -- assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class F-1 -- actual return	1,000.00	1,134.82	4.60	.86
Class F-1 -- assumed 5% return	1,000.00	1,020.76	4.36	.86
Class F-2 -- actual return	1,000.00	1,136.18	3.11	.58
Class F-2 -- assumed 5% return	1,000.00	1,022.16	2.94	.58
Class 529-A -- actual return	1,000.00	1,134.12	4.81	.90
Class 529-A -- assumed 5% return	1,000.00	1,020.56	4.56	.90
Class 529-B -- actual return	1,000.00	1,129.62	9.24	1.73
Class 529-B -- assumed 5% return	1,000.00	1,016.39	8.74	1.73
Class 529-C -- actual return	1,000.00	1,129.79	9.18	1.72
Class 529-C -- assumed 5% return	1,000.00	1,016.44	8.69	1.72
Class 529-E -- actual return	1,000.00	1,132.94	6.47	1.21
Class 529-E -- assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class 529-F-1 -- actual return	1,000.00	1,135.71	3.80	.71
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.51	3.60	.71
Class R-1 -- actual return	1,000.00	1,129.95	8.65	1.62
Class R-1 -- assumed 5% return	1,000.00	1,016.95	8.19	1.62
Class R-2 -- actual return	1,000.00	1,129.99	8.81	1.65
Class R-2 -- assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class R-3 -- actual return	1,000.00	1,132.89	6.26	1.17
Class R-3 -- assumed 5% return	1,000.00	1,019.20	5.92	1.17
Class R-4 -- actual return	1,000.00	1,134.59	4.60	.86
Class R-4 -- assumed 5% return	1,000.00	1,020.76	4.36	.86
Class R-5 -- actual return	1,000.00	1,136.31	2.95	.55
Class R-5 -- assumed 5% return	1,000.00	1,022.31	2.79	.55
Class R-6 -- actual return	1,000.00	1,136.52	2.68	.50
Class R-6 -- assumed 5% return	1,000.00	1,022.56	2.54	.50

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
            unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2010:

Qualified dividend income	100%
Corporate dividends received deduction	$41,113,000
U.S. government income that may be exempt from state taxation	$1,743,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional term through October 31, 2011. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences among the advisory fees paid by those clients and the advisory fees paid by the fund, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Joseph C. Berenato, 64	2000	Chairman, Ducommun Incorporated (aerospace
		components manufacturer); former CEO, Ducommun
		Incorporated

Robert J. Denison, 69	2010	Chair, First Security Management (private investment)

Mary Anne Dolan, 63	2008	Founder and President, MAD Ink (communications
		company)

R. Clark Hooper, 64	2006	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Koichi Itoh, 70	2010	Chairman of the Board, Itoh Building Co., Ltd.
		(building management)

Merit E. Janow, 52	2010	Professor, Columbia University, School of
Chairman of the Board		International and Public Affairs; former Member,
(Independent and Non-Executive)		World Trade Organization Appellate Body

Leonade D. Jones, 63	1995	Retired; former Treasurer, The Washington Post
		Company

Gail L. Neale, 75	2010	President, The Lovejoy Consulting Group, Inc. (a pro
		bono consulting group advising nonprofit
		organizations)

Robert J. O’Neill, Ph.D., 74	2010	Member of the Board of Directors, The Lowy Institute
		for International Policy Studies, Sydney, Australia;
		Chairman, Academic Advisory Committee, United
		States Studies Centre, University of Sydney;
		Chairman of Directors, Forty Seven Friends Pty Ltd (a
		not-for-profit supporting a local art and craft center in
		Australia); former Planning Director and acting CEO,
		United States Studies Centre, University of Sydney;
		former Deputy Chairman of the Council and Chairman
		of the International Advisory Panel, Graduate School
		of Government, University of Sydney

Stefanie Powers, 68	2010
Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust

Christopher E. Stone, 54	2007	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

Steadman Upham, Ph.D., 61	2010	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Joseph C. Berenato, 64	6	None

Robert J. Denison, 69	7	None

Mary Anne Dolan, 63	10	None

R. Clark Hooper, 64	46	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Koichi Itoh, 70	6	None

Merit E. Janow, 52	43	The NASDAQ Stock Market LLC;
Chairman of the Board		Trimble Navigation Limited
(Independent and Non-Executive)

Leonade D. Jones, 63	9	None

Gail L. Neale, 75	3	None

Robert J. O’Neill, Ph.D., 74	3	None

Stefanie Powers, 68	3	None

Christopher E. Stone, 54	6	None

Steadman Upham, Ph.D., 61	43	None

H. Frederick Christie, a member of the board of trustees of the fund, retired in December 2010. The trustees thank Mr. Christie for his dedication and long service to the fund.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Timothy D. Armour, 50	1991	President and Director, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President —
		Capital Research Global Investors, Capital Research
		and Management Company; Director, Capital Group
		International, Inc.6

Claudia P. Huntington, 58	1996	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Timothy D. Armour, 50	2	None
Vice Chairman of the Board

Claudia P. Huntington, 58	2	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Paul F. Roye, 57	2007	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;6 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Gordon Crawford, 64	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company

Mark E. Denning, 53	2006	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;6 Director,
		Capital Research and Management Company;
		Director, Capital International Limited6

Harold H. La, 40	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Donald H. Rolfe, 38	2010	Vice President and Associate Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Lawrence R. Solomon, 48	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director,
		Capital Management Services, Inc.6

Vincent P. Corti, 54	2010	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Neal F. Wellons, 39	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 38	2010	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Dori Laskin, 59	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 39	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 32 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2010, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 32 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
>The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-914-0111P

Litho in USA BBC/AC/8064-S26185

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services1

Registrant:
a) Audit Fees:
2009	None
2010	$80,000

b) Audit-Related Fees:
2009	None
2010	None

c) Tax Fees:
2009	None
2010	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	None
2010	None

c) Tax Fees:
2009	$9,000
2010	$23,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$1,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $11,000 for fiscal year 2009 and $32,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

1 Please note in 2010, NEF changed their principal auditor from Deloitte & Touche LLP to PricewaterhouseCoopers LLP.   In 2009, NEF paid $86,000, $2,000, and $6,000 respectively for audit, audit-related, and tax services provided by Deloitte & Touche LLP.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The New Economy Fund®
Investment portfolio

November 30, 2010

Common stocks — 91.45%	Shares	Value (000)

INFORMATION TECHNOLOGY — 24.30%
Google Inc., Class A1	411,900	$228,897
Apple Inc.1	553,400	172,190
QUALCOMM Inc.	2,780,000	129,937
Oracle Corp.	4,668,000	126,223
NetEase.com, Inc. (ADR)1	2,558,000	97,664
eBay Inc.1	2,900,000	84,477
Corning Inc.	4,089,900	72,228
Rovi Corp.1	1,256,000	69,294
Microsoft Corp.	2,690,000	67,815
Avago Technologies Ltd.1	2,397,400	62,596
Yahoo! Inc.1	3,025,000	47,704
Accenture PLC, Class A	1,090,000	47,219
AAC Acoustic Technologies Holdings Inc.	15,096,000	41,603
Monster Worldwide, Inc.1	1,800,000	40,644
Digital River, Inc.1	1,013,100	37,302
Trimble Navigation Ltd.1	1,000,000	37,240
NHN Corp.1	220,000	37,192
Cisco Systems, Inc.1	1,935,000	37,075
Autodesk, Inc.1	1,000,000	35,290
Intel Corp.	1,500,000	31,680
Avid Technology, Inc.1	1,800,000	28,044
NVIDIA Corp.1	1,800,000	24,480
Texas Instruments Inc.	750,000	23,850
Quanta Computer Inc.	11,545,000	22,687
CoreLogic, Inc.	1,170,900	21,322
FLIR Systems, Inc.1	751,762	20,151
EMC Corp.1	750,000	16,117
VTech Holdings Ltd.	1,455,000	15,309
Maxim Integrated Products, Inc.	600,000	13,950
DTS, Inc.1	275,000	12,908
Automatic Data Processing, Inc.	265,000	11,811
Wistron Corp.	5,503,813	11,158
Altera Corp.	218,100	7,653
Flextronics International Ltd.1	981,534	7,116
Linear Technology Corp.	216,000	7,042
KLA-Tencor Corp.	153,000	5,611
Acxiom Corp.1	252,410	4,293
Global Payments Inc.	94,600	3,932
Nokia Corp.	400,000	3,694
AOL Inc.1	115,000	2,781
ProAct Holdings, LLC1,2,3	3,500,000	—
		1,768,179

FINANCIALS — 17.92%
HDFC Bank Ltd.	1,675,000	83,427
Banco Bradesco SA, preferred nominative	3,976,500	77,856
Industrial and Commercial Bank of China Ltd., Class H	100,000,000	77,784
Citigroup Inc.1	14,665,000	61,593
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,556,292	59,638
Société Générale	1,279,953	59,322
JPMorgan Chase & Co.	1,525,000	57,004
Aberdeen Asset Management PLC	19,370,000	53,931
AIA Group Ltd.1	17,826,400	51,539
Moody’s Corp.	1,819,200	48,809
State Street Corp.	930,100	40,180
Bank of America Corp.	3,475,000	38,051
Zions Bancorporation	1,925,000	37,441
Deutsche Bank AG	787,500	37,408
Wells Fargo & Co.	1,362,300	37,068
Banco Santander, SA	3,737,273	35,413
Credit Suisse Group AG	935,720	34,533
Bank of China Ltd., Class H	60,700,000	32,519
AFLAC Inc.	627,800	32,332
Old Republic International Corp.	2,500,000	31,650
China Life Insurance Co. Ltd., Class H	7,330,000	31,481
China Construction Bank Corp., Class H	33,915,000	30,617
Banco Santander (Brasil) SA, units (ADR)	1,159,085	15,126
Banco Santander (Brasil) SA, units	1,159,085	14,974
Marsh & McLennan Companies, Inc.	1,200,000	30,096
CapitaMalls Asia Ltd.	20,000,000	29,841
HSBC Holdings PLC (Hong Kong)	2,442,218	24,831
HSBC Holdings PLC (United Kingdom)	453,500	4,573
UBS AG1	1,563,684	23,417
Tryg A/S	510,000	21,991
Discover Financial Services	1,200,000	21,936
First American Financial Corp.	1,170,900	16,592
Bank of New York Mellon Corp.	500,000	13,495
Prudential PLC	1,272,223	11,240
Shinhan Financial Group Co., Ltd.	250,000	9,639
Deutsche Börse AG	140,000	8,467
Northern Trust Corp.	165,000	8,299
		1,304,113

CONSUMER DISCRETIONARY — 12.87%
Galaxy Entertainment Group Ltd.1	75,770,000	76,989
DIRECTV, Class A1	1,800,000	74,754
News Corp., Class A	5,302,815	72,330
Li & Fung Ltd.	11,000,000	68,563
Comcast Corp., Class A	2,315,000	46,300
Comcast Corp., Class A, special nonvoting shares	1,100,000	20,867
Walt Disney Co.	1,500,000	54,765
Staples, Inc.	2,100,000	46,221
CTC Media, Inc.	2,000,000	45,020
Virgin Media Inc.1	1,738,600	44,299
Pantaloon Retail (India) Ltd.	4,700,000	40,281
Pantaloon Retail (India) Ltd., Class B	22,580	156
Best Buy Co., Inc.	900,000	38,448
Kohl’s Corp.1	680,000	38,366
John Wiley & Sons, Inc., Class A	900,000	37,350
Target Corp.	630,000	35,872
Time Warner Inc.	1,213,334	35,781
Tractor Supply Co.	840,000	35,675
Time Warner Cable Inc.	450,214	27,706
McGraw-Hill Companies, Inc.	800,000	27,592
GEOX SpA	3,903,454	17,861
Jumbo SA	2,234,000	14,731
Intercontinental Hotels Group PLC	800,000	14,186
O’Reilly Automotive, Inc.1	185,000	11,133
Multi Screen Media Private Ltd.1,2,3	79,866	6,470
Lowe’s Companies, Inc.	199,900	4,538
		936,254

HEALTH CARE — 11.53%
Biogen Idec Inc.1	1,412,400	90,351
Alere Inc.1	2,531,500	80,780
Fresenius SE	765,000	65,548
Novartis AG	1,100,000	58,362
St. Jude Medical, Inc.1	1,375,000	53,199
Emergency Medical Services Corp., Class A1	938,200	46,478
Medco Health Solutions, Inc.1	750,000	45,990
Stryker Corp.	903,000	45,231
Myriad Genetics, Inc.1	2,054,100	44,225
Hologic, Inc.1	2,419,550	39,681
Life Technologies Corp.1	779,700	38,833
McKesson Corp.	600,000	38,340
Richter Gedeon Nyrt	143,500	28,501
Beckman Coulter, Inc.	500,000	27,355
Medtronic, Inc.	700,000	23,471
NuVasive, Inc.1	919,286	21,475
Teva Pharmaceutical Industries Ltd. (ADR)	392,000	19,616
American Medical Systems Holdings, Inc.1	677,580	12,149
Vertex Pharmaceuticals Inc.1	360,000	11,927
Amgen Inc.1	212,600	11,202
Illumina, Inc.1	178,000	10,701
Integra LifeSciences Holdings Corp.1	200,000	8,674
Volcano Corp.1	314,520	8,351
ZOLL Medical Corp.1	198,000	6,617
Array BioPharma Inc.1	580,000	1,862
		838,919

INDUSTRIALS — 11.18%
Ryanair Holdings PLC (ADR)	5,224,700	159,510
Union Pacific Corp.	1,192,635	107,468
AirAsia Bhd.1	122,784,000	102,724
easyJet PLC1	8,267,000	55,023
MSC Industrial Direct Co., Inc., Class A	880,000	52,923
United Parcel Service, Inc., Class B	550,000	38,571
Robert Half International Inc.	1,252,400	34,717
CSX Corp.	500,900	30,460
SGS SA	17,174	28,114
Exponent, Inc.1,4	762,515	26,627
Capita Group PLC	2,600,000	26,368
AMR Corp.1	3,000,000	25,680
Downer EDI Ltd.	5,000,000	22,429
United Continental Holdings, Inc.1	787,500	21,798
Samsung Engineering Co., Ltd.	133,000	21,280
PT AKR Corporindo Tbk	129,312,680	20,898
United Stationers Inc.1	189,000	11,996
Watsco, Inc.	170,000	10,246
US Airways Group, Inc.1	705,000	7,868
Beacon Roofing Supply, Inc.1	300,000	5,157
Interline Brands, Inc.1	165,297	3,405
		813,262

TELECOMMUNICATION SERVICES — 4.82%
América Móvil, SAB de CV, Series L (ADR)	1,825,600	103,073
Millicom International Cellular SA	578,269	50,182
PT XL Axiata Tbk1	74,338,000	46,081
Avanti Communications Group PLC1	3,488,372	39,366
SOFTBANK CORP.	1,035,000	35,865
Vodafone Group PLC	11,560,000	28,904
tw telecom inc.1	1,130,000	18,622
Qwest Communications International Inc.	1,790,000	12,530
Telekom Austria AG, non-registered shares	718,879	9,985
United States Cellular Corp.1	139,500	6,386
		350,994

ENERGY — 2.36%
Schlumberger Ltd.	1,152,400	89,127
FMC Technologies, Inc.1	350,000	29,484
AMEC PLC	1,630,000	27,407
Baker Hughes Inc.	500,000	26,080
		172,098

UTILITIES — 0.81%
Scottish and Southern Energy PLC	1,705,000	29,703
GDF SUEZ	880,574	29,204
		58,907

MATERIALS — 0.55%
Monsanto Co.	449,950	26,961
Ecolab Inc.	270,400	12,928
		39,889

CONSUMER STAPLES — 0.46%
Costco Wholesale Corp.	500,000	33,805

MISCELLANEOUS — 4.65%
Other common stocks in initial period of acquisition		338,644

Total common stocks (cost: $5,551,415,000)		6,655,064

Preferred stocks — 0.05%

MISCELLANEOUS — 0.05%
Other preferred stocks in initial period of acquisition		3,984

Total preferred stocks (cost: $4,000,000)		3,984

Rights — 0.05%

MISCELLANEOUS — 0.05%
Other rights in initial period of acquisition		3,377

Total rights (cost: $0)		3,377

	Principal amount	Value
Convertible securities — 0.64%	(000)	(000)

INDUSTRIALS — 0.33%
AMR Corp. 6.25% convertible notes 2014	$15,000	$17,850
US Airways Group, Inc. 7.25% convertible notes 2014	2,500	6,600
		24,450

CONSUMER DISCRETIONARY — 0.12%
Group 1 Automotive, Inc. 3.00% convertible notes 20205	7,500	8,925

TELECOMMUNICATION SERVICES — 0.10%
tw telecom inc. 2.375% convertible debentures 2026	6,400	7,000

MISCELLANEOUS — 0.09%
Other convertible securities in initial period of acquisition		6,342

Total convertible securities (cost: $39,015,000)		46,717

Short-term securities — 8.03%

U.S. Treasury Bills 0.145%–0.185% due 12/2/2010–5/19/2011	95,800	95,746
Jupiter Securitization Co., LLC 0.24%–0.26% due 12/8/2010–2/8/20115	92,300	92,279
Freddie Mac 0.175%–0.18% due 12/2/2010–3/15/2011	85,600	85,565
Coca-Cola Co. 0.22% due 12/1–12/10/20105	67,400	67,399
Straight-A Funding LLC 0.21%–0.25% due 12/16/2010–1/4/20115	59,000	58,988
Federal Home Loan Bank 0.185% due 1/21/2011	50,000	49,989
Fannie Mae 0.18%–0.20% due 1/18–2/14/2011	36,400	36,389
Bank of America Corp. 0.22%–0.25% due 12/1–12/30/2010	36,050	36,043
Abbott Laboratories 0.18% due 12/15/20105	35,000	34,997
Wal-Mart Stores, Inc. 0.17% due 12/9/20105	27,000	26,999

Total short-term securities (cost: $584,399,000)		584,394

Total investment securities (cost: $6,178,829,000)		7,293,536
Other assets less liabilities		(15,915)

Net assets		$7,277,621

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1	Security did not produce income during the last 12 months.
2
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $8,211,000, which represented .11% of the net assets of the fund.

3	Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

Multi Screen Media Private Ltd.	9/6/2000–4/18/2002	$31,574	$6,470	.09%
ProAct Holdings, LLC	1/4/2005	87	—	.00

Total restricted securities		$31,661	$6,470	.09%

4	Represents an affiliated company as defined under the Investment Company Act of 1940.
5
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $289,587,000, which represented 3.98% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-914-0111O-S25563

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The New Economy Fund:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The New Economy Fund (the "Fund") as of November 30, 2010, and for the year then ended and have issued our unqualified report thereon dated January 12, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of November 30, 2010 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
January 12, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: January 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: January 31, 2011

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: January 31, 2011